UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
September 30, 2023
MFS®  Mid Cap Value Fund
MDV-ANN

MFS® Mid Cap Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
PG&E Corp.	1.5%
Hartford Financial Services Group, Inc.	1.4%
Hess Corp.	1.4%
Arthur J. Gallagher & Co.	1.4%
Toll Brothers, Inc.	1.2%
KBR, Inc.	1.2%
LKQ Corp.	1.2%
Cencora, Inc.	1.2%
Assurant, Inc.	1.1%
Wabtec Corp.	1.1%
GICS equity sectors (g)
Industrials	18.3%
Financials	17.7%
Consumer Discretionary	10.5%
Materials	9.3%
Energy	8.5%
Information Technology	7.8%
Utilities	7.3%
Health Care	6.7%
Real Estate	6.7%
Consumer Staples	4.7%
Communication Services	1.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of September 30, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended September 30, 2023, Class A shares of the MFS Mid Cap Value Fund (fund) provided a total return of 13.20%, at net asset value. This compares with a return of 11.05% for the fund’s benchmark, the Russell Midcap® Value Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth, although those effects have been limited thus far. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as focus turned to the country’s highly-indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the Russell Midcap® Value Index, stock selection within the consumer discretionary sector contributed to performance, led by the fund’s overweight positions in residential home building company Toll Brothers and footwear retailer Skechers. The stock price of Toll Brothers appreciated as the company posted earnings per share results above expectations, driven by better-than-expected sales and gross margins and lower-than-expected general and administrative expenses. The fund’s holdings of

Management Review - continued
electronic gaming equipment, software and network systems manufacturer International Game Technology(b) (United Kingdom) also supported relative performance as the stock outperformed the benchmark.
An underweight position in the real estate sector benefited relative returns, however, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period.
Elsewhere, the fund’s overweight positions in freight transportation services provider XPO Logistics, engineering, procurement and construction company KBR and global integrated energy company Hess contributed to relative performance. The stock price of XPO Logistics appreciated as the company announced the hiring of Dave Bates as its new COO, which signaled a significant step towards rebuilding credibility so that it could close the widening efficiency gap with its peers. The fund’s holdings of diversified industrial manufacturer Eaton(b) (Ireland), global supply chain and manufacturing solutions provider Flex(b), and midstream energy infrastructure company Plains GP Holdings(b), and not owning shares of weak-performing financial services firm First Republic Bank, also strengthened relative returns.
Detractors from Performance
Stock selection within the financials sector detracted from relative performance. Within this sector, the fund’s overweight positions in banking and financial services company SVB Financial Group(h), commercial banking service provider Signature Bank(h) and banking services provider Zions Bancorporation hindered relative performance. The stock price of Signature Bank plummeted after the U.S. Department of Treasury issued a press release announcing the closure of the bank by its state chartering authority.
Stocks in other sectors that weighed on relative performance included the fund’s overweight position in integrated electric power company AES, and not holding shares of multinational energy company Phillips 66, building and cold chain solutions provider Carrier Global, motion and control technologies company Parker-Hannifin, and contract drilling company Baker Hughes. The stock price of AES declined in response to higher-than-expected equity financing needs, slower profit growth and management's update regarding a full stop of coal utilization by 2025. Holding shares of merchandise store operator Dollar General(b), and the timing of the fund’s ownership in shares of drug and diagnostic company Maravai Lifesciences, further weakened relative results.
Respectfully,
Portfolio Manager(s)
Richard Offen, Kevin Schmitz, and Brooks Taylor
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 9/30/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 9/30/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	8/31/01	13.20%	6.80%	8.20%
B	11/01/01	12.39%	6.00%	7.40%
C	11/01/01	12.34%	6.01%	7.39%
I	11/01/01	13.51%	7.07%	8.48%
R1	4/01/05	12.34%	6.00%	7.39%
R2	10/31/03	12.91%	6.54%	7.93%
R3	4/01/05	13.21%	6.80%	8.20%
R4	4/01/05	13.51%	7.06%	8.47%
R6	2/01/13	13.61%	7.21%	8.62%
Comparative benchmark(s)
Russell Midcap® Value Index (f)	11.05%	5.18%	7.92%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	6.69%	5.54%	7.57%
B With CDSC (Declining over six years from 4% to 0%) (v)	8.39%	5.68%	7.40%
C With CDSC (1% for 12 months) (v)	11.34%	6.01%	7.39%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell Midcap® Value Index(h) - constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2023 through September 30, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2023 through September 30, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/23	Ending Account Value 9/30/23	Expenses Paid During Period (p) 4/01/23-9/30/23
A	Actual	1.00%	$1,000.00	$1,006.20	$5.03
	Hypothetical (h)	1.00%	$1,000.00	$1,020.05	$5.06
B	Actual	1.75%	$1,000.00	$1,002.34	$8.78
	Hypothetical (h)	1.75%	$1,000.00	$1,016.29	$8.85
C	Actual	1.75%	$1,000.00	$1,002.36	$8.78
	Hypothetical (h)	1.75%	$1,000.00	$1,016.29	$8.85
I	Actual	0.75%	$1,000.00	$1,007.44	$3.77
	Hypothetical (h)	0.75%	$1,000.00	$1,021.31	$3.80
R1	Actual	1.75%	$1,000.00	$1,002.41	$8.78
	Hypothetical (h)	1.75%	$1,000.00	$1,016.29	$8.85
R2	Actual	1.25%	$1,000.00	$1,004.87	$6.28
	Hypothetical (h)	1.25%	$1,000.00	$1,018.80	$6.33
R3	Actual	1.00%	$1,000.00	$1,006.23	$5.03
	Hypothetical (h)	1.00%	$1,000.00	$1,020.05	$5.06
R4	Actual	0.75%	$1,000.00	$1,007.62	$3.77
	Hypothetical (h)	0.75%	$1,000.00	$1,021.31	$3.80
R6	Actual	0.62%	$1,000.00	$1,007.78	$3.12
	Hypothetical (h)	0.62%	$1,000.00	$1,021.96	$3.14
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
9/30/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.2%
Aerospace & Defense – 4.0%
Howmet Aerospace, Inc.	3,447,514	$159,447,523
KBR, Inc.	3,109,630	183,281,592
L3Harris Technologies, Inc.	501,153	87,260,760
Leidos Holdings, Inc.	1,740,439	160,398,858
		$590,388,733
Airlines – 0.9%
Alaska Air Group, Inc. (a)	1,272,182	$47,172,509
Delta Air Lines, Inc.	2,235,716	82,721,492
		$129,894,001
Apparel Manufacturers – 1.6%
PVH Corp.	1,135,029	$86,841,069
Skechers USA, Inc., “A” (a)	2,106,722	103,124,042
VF Corp.	2,451,834	43,323,906
		$233,289,017
Automotive – 2.3%
Aptiv PLC (a)	729,947	$71,965,475
Lear Corp.	624,273	83,777,437
LKQ Corp.	3,640,769	180,254,473
		$335,997,385
Biotechnology – 0.4%
Biogen, Inc. (a)	234,698	$60,319,733
Brokerage & Asset Managers – 3.1%
Cboe Global Markets, Inc.	567,192	$88,601,062
Evercore Partners, Inc.	834,364	115,042,108
Invesco Ltd.	3,289,371	47,761,667
Raymond James Financial, Inc.	1,565,476	157,220,755
TPG, Inc.	1,942,353	58,503,673
		$467,129,265
Business Services – 1.0%
Amdocs Ltd.	840,878	$71,045,782
Global Payments, Inc.	709,384	81,855,820
		$152,901,602
Chemicals – 0.9%
Eastman Chemical Co.	1,684,675	$129,248,266

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 0.7%
Check Point Software Technologies Ltd. (a)	454,557	$60,583,357
Dun & Bradstreet Holdings, Inc.	4,635,340	46,307,047
		$106,890,404
Computer Software - Systems – 1.2%
Seagate Technology Holdings PLC	994,242	$65,570,260
Verint Systems, Inc. (a)	1,129,726	25,972,401
Zebra Technologies Corp., “A” (a)	387,140	91,570,224
		$183,112,885
Construction – 4.9%
Essex Property Trust, Inc., REIT	464,891	$98,598,732
Fortune Brands Innovations, Inc.	1,110,089	69,003,132
Masco Corp.	2,517,844	134,578,762
Mid-America Apartment Communities, Inc., REIT	390,363	50,220,200
Stanley Black & Decker, Inc.	980,617	81,959,969
Toll Brothers, Inc.	2,495,334	184,554,903
Vulcan Materials Co.	549,563	111,022,717
		$729,938,415
Consumer Products – 1.5%
International Flavors & Fragrances, Inc.	1,254,488	$85,518,447
Kenvue, Inc.	3,394,345	68,158,447
Newell Brands, Inc.	6,959,061	62,840,321
		$216,517,215
Consumer Services – 0.2%
Avis Budget Group, Inc. (a)	172,371	$30,973,345
Containers – 2.8%
Avery Dennison Corp.	557,681	$101,871,589
Crown Holdings, Inc.	1,031,367	91,255,352
Graphic Packaging Holding Co.	5,096,115	113,541,442
WestRock Co.	3,084,995	110,442,821
		$417,111,204
Electrical Equipment – 3.0%
Berry Global, Inc.	1,878,083	$116,272,119
Johnson Controls International PLC	2,632,831	140,092,938
Sensata Technologies Holding PLC	2,169,538	82,051,927
TE Connectivity Ltd.	833,165	102,920,872
		$441,337,856

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 4.1%
Corning, Inc.	2,992,332	$91,176,356
Flex Ltd. (a)	5,387,517	145,355,209
Marvell Technology, Inc.	1,783,219	96,525,644
NXP Semiconductors N.V.	763,718	152,682,502
ON Semiconductor Corp. (a)	1,344,868	125,005,481
		$610,745,192
Energy - Independent – 5.7%
Chesapeake Energy Corp.	1,288,415	$111,100,025
Devon Energy Corp.	2,265,665	108,072,220
Diamondback Energy, Inc.	928,194	143,758,687
Hess Corp.	1,323,426	202,484,178
Pioneer Natural Resources Co.	636,369	146,078,504
Valero Energy Corp.	910,211	128,986,001
		$840,479,615
Energy - Renewables – 0.6%
AES Corp.	5,919,264	$89,972,813
Engineering - Construction – 0.8%
Quanta Services, Inc.	635,242	$118,834,721
Food & Beverages – 2.2%
Coca-Cola Europacific Partners PLC	1,745,318	$109,047,468
Ingredion, Inc.	1,419,127	139,642,097
J.M. Smucker Co.	589,857	72,499,324
		$321,188,889
Food & Drug Stores – 0.6%
Albertsons Cos., Inc., “A”	3,932,910	$89,473,703
Gaming & Lodging – 1.3%
Hyatt Hotels Corp.	779,231	$82,660,824
International Game Technology PLC	3,419,140	103,668,325
		$186,329,149
General Merchandise – 0.5%
Dollar General Corp.	683,748	$72,340,538
Insurance – 9.3%
American International Group, Inc.	1,801,800	$109,189,080
Arthur J. Gallagher & Co.	882,697	201,193,127
Assurant, Inc.	1,150,988	165,258,857
Cincinnati Financial Corp.	657,375	67,242,889
Corebridge Financial, Inc.	3,641,180	71,913,305
Equitable Holdings, Inc.	5,170,266	146,783,852

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Everest Group Ltd.	314,737	$116,978,301
Hanover Insurance Group, Inc.	445,451	49,436,152
Hartford Financial Services Group, Inc.	2,858,475	202,694,462
Voya Financial, Inc.	1,820,828	120,994,020
Willis Towers Watson PLC	621,506	129,869,894
		$1,381,553,939
Leisure & Toys – 2.1%
Brunswick Corp.	1,570,022	$124,031,738
Electronic Arts, Inc.	660,651	79,542,380
Mattel, Inc. (a)	5,009,225	110,353,227
		$313,927,345
Machinery & Tools – 5.6%
Eaton Corp. PLC	715,352	$152,570,275
Ingersoll Rand, Inc.	1,972,935	125,715,418
ITT, Inc.	1,097,796	107,485,206
PACCAR, Inc.	1,847,279	157,055,661
Regal Rexnord Corp.	885,686	126,546,816
Wabtec Corp.	1,527,942	162,374,396
		$831,747,772
Major Banks – 0.9%
Regions Financial Corp.	5,420,910	$93,239,652
State Street Corp.	697,385	46,696,900
		$139,936,552
Medical & Health Technology & Services – 3.2%
Cencora, Inc.	955,392	$171,941,898
ICON PLC (a)	396,194	97,562,772
Laboratory Corp. of America Holdings	378,361	76,069,479
Universal Health Services, Inc.	1,002,809	126,083,176
		$471,657,325
Medical Equipment – 2.8%
Agilent Technologies, Inc.	646,677	$72,311,422
Maravai Lifesciences Holdings, Inc., “A” (a)	1,692,869	16,928,690
Revvity, Inc.	603,535	66,811,324
STERIS PLC	431,221	94,618,512
Teleflex, Inc.	308,503	60,593,074
Zimmer Biomet Holdings, Inc.	938,857	105,358,533
		$416,621,555

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Distribution – 0.4%
Atmos Energy Corp.	543,592	$57,582,701
Natural Gas - Pipeline – 1.7%
Plains GP Holdings LP	6,872,065	$110,777,688
Targa Resources Corp.	1,577,158	135,193,984
		$245,971,672
Network & Telecom – 0.8%
Motorola Solutions, Inc.	460,885	$125,471,332
Oil Services – 1.1%
Halliburton Co.	2,458,564	$99,571,842
TechnipFMC PLC	3,420,371	69,570,346
		$169,142,188
Other Banks & Diversified Financials – 3.7%
Columbia Banking System, Inc.	3,527,090	$71,599,927
East West Bancorp, Inc.	1,093,614	57,644,394
M&T Bank Corp.	1,079,294	136,476,726
Northern Trust Corp.	1,412,227	98,121,532
Prosperity Bancshares, Inc.	1,182,194	64,524,148
SLM Corp.	6,439,568	87,706,916
Zions Bancorporation NA	1,087,286	37,935,409
		$554,009,052
Pharmaceuticals – 0.4%
Organon & Co.	3,093,206	$53,698,056
Pollution Control – 1.1%
GFL Environmental, Inc.	2,508,810	$79,679,805
Republic Services, Inc.	634,982	90,491,285
		$170,171,090
Railroad & Shipping – 0.5%
Norfolk Southern Corp.	408,228	$80,392,340
Real Estate – 5.7%
Brixmor Property Group, Inc., REIT	4,610,324	$95,802,533
Extra Space Storage, Inc., REIT	1,140,084	138,611,413
Host Hotels & Resorts, Inc., REIT	5,087,402	81,754,550
Jones Lang LaSalle, Inc. (a)	472,843	66,755,975
Spirit Realty Capital, Inc., REIT	1,703,174	57,107,424
STAG Industrial, Inc., REIT	1,885,415	65,065,671
Sun Communities, Inc., REIT	897,279	106,183,997
VICI Properties, Inc., REIT	4,955,992	144,219,367

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
W.P. Carey, Inc., REIT	1,573,300	$85,084,064
		$840,584,994
Restaurants – 2.1%
Aramark	3,037,550	$105,402,985
U.S. Foods Holding Corp. (a)	2,248,375	89,260,487
Wendy's Co.	5,546,831	113,210,821
		$307,874,293
Specialty Chemicals – 3.5%
Ashland, Inc.	1,148,574	$93,815,524
Axalta Coating Systems Ltd. (a)	2,448,124	65,854,536
Corteva, Inc.	2,579,993	131,992,442
Dow, Inc.	1,466,313	75,603,098
DuPont de Nemours, Inc.	2,052,216	153,074,792
		$520,340,392
Specialty Stores – 0.6%
Ross Stores, Inc.	852,523	$96,292,473
Telecommunications - Wireless – 0.6%
Liberty Broadband Corp. (a)	967,714	$88,371,642
Trucking – 1.4%
Knight-Swift Transportation Holdings, Inc.	1,301,926	$65,291,589
XPO Logistics, Inc. (a)	1,835,253	137,019,989
		$202,311,578
Utilities - Electric Power – 6.4%
CenterPoint Energy, Inc.	3,698,330	$99,300,161
CMS Energy Corp.	2,004,702	106,469,723
Edison International	1,294,232	81,911,944
Eversource Energy	1,291,820	75,119,333
PG&E Corp. (a)	13,998,632	225,797,934
Pinnacle West Capital Corp.	1,530,040	112,733,347
Public Service Enterprise Group, Inc.	2,290,088	130,328,908
Sempra Energy	1,625,570	110,587,527
		$942,248,877
Total Common Stocks (Identified Cost, $11,770,363,044)		$14,564,321,114
Preferred Stocks – 0.4%
Consumer Products – 0.4%
Henkel AG & Co. KGaA (Identified Cost, $80,113,767)	905,301	$64,613,481

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 1.9%
Money Market Funds – 1.9%
MFS Institutional Money Market Portfolio, 5.4% (v) (Identified Cost, $276,157,221)	276,166,605	$276,221,838

Other Assets, Less Liabilities – (0.5)%		(67,217,311)
Net Assets – 100.0%		$14,837,939,122

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $276,221,838 and $14,628,934,595, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 9/30/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $11,850,476,811)	$14,628,934,595
Investments in affiliated issuers, at value (identified cost, $276,157,221)	276,221,838
Receivables for
Investments sold	12,604,445
Fund shares sold	16,113,456
Dividends	25,423,703
Other assets	5,468
Total assets	$14,959,303,505
Liabilities
Payables for
Investments purchased	$75,216,848
Fund shares reacquired	42,417,820
Payable to affiliates
Investment adviser	733,467
Administrative services fee	5,084
Shareholder servicing costs	2,370,003
Distribution and service fees	60,094
Payable for independent Trustees' compensation	20,305
Accrued expenses and other liabilities	540,762
Total liabilities	$121,364,383
Net assets	$14,837,939,122
Net assets consist of
Paid-in capital	$11,753,870,657
Total distributable earnings (loss)	3,084,068,465
Net assets	$14,837,939,122
Shares of beneficial interest outstanding	524,571,418

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,718,451,173	62,330,486	$27.57
Class B	5,290,652	205,470	25.75
Class C	78,243,563	3,064,733	25.53
Class I	3,647,260,452	128,216,449	28.45
Class R1	8,854,815	355,010	24.94
Class R2	58,042,623	2,165,004	26.81
Class R3	718,313,312	26,176,121	27.44
Class R4	345,644,979	12,447,497	27.77
Class R6	8,257,837,553	289,610,648	28.51

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $29.25 [100 / 94.25 x $27.57]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 9/30/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$349,493,825
Dividends from affiliated issuers	11,398,969
Income on securities loaned	548,161
Other	462,893
Foreign taxes withheld	(748,961)
Total investment income	$361,154,887
Expenses
Management fee	$93,673,391
Distribution and service fees	7,657,545
Shareholder servicing costs	9,109,675
Administrative services fee	629,138
Independent Trustees' compensation	130,255
Custodian fee	213,605
Shareholder communications	913,436
Audit and tax fees	45,323
Legal fees	80,319
Miscellaneous	542,437
Total expenses	$112,995,124
Reduction of expenses by investment adviser and distributor	(1,969,854)
Net expenses	$111,025,270
Net investment income (loss)	$250,129,617
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$367,137,042
Affiliated issuers	(46,623)
Foreign currency	(19,064)
Net realized gain (loss)	$367,071,355
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$1,255,552,092
Affiliated issuers	21,905
Translation of assets and liabilities in foreign currencies	14,209
Net unrealized gain (loss)	$1,255,588,206
Net realized and unrealized gain (loss)	$1,622,659,561
Change in net assets from operations	$1,872,789,178
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/23	9/30/22
Change in net assets
From operations
Net investment income (loss)	$250,129,617	$193,213,552
Net realized gain (loss)	367,071,355	838,567,013
Net unrealized gain (loss)	1,255,588,206	(2,668,226,180)
Change in net assets from operations	$1,872,789,178	$(1,636,445,615)
Total distributions to shareholders	$(784,048,457)	$(900,270,010)
Change in net assets from fund share transactions	$26,845,142	$1,483,450,716
Total change in net assets	$1,115,585,863	$(1,053,264,909)
Net assets
At beginning of period	13,722,353,259	14,775,618,168
At end of period	$14,837,939,122	$13,722,353,259
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$25.61	$30.27	$21.56	$23.63	$24.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.29	$0.21	$0.23	$0.24
Net realized and unrealized gain (loss)	3.00	(3.15)	8.70	(1.79)	0.53
Total from investment operations	$3.38	$(2.86)	$8.91	$(1.56)	$0.77
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.29)	$(0.20)	$(0.23)	$(0.19)
From net realized gain	(1.04)	(1.51)	—	(0.28)	(1.05)
Total distributions declared to shareholders	$(1.42)	$(1.80)	$(0.20)	$(0.51)	$(1.24)
Net asset value, end of period (x)	$27.57	$25.61	$30.27	$21.56	$23.63
Total return (%) (r)(s)(t)(x)	13.20	(10.44)	41.55	(6.87)	3.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.00	1.00	1.02	1.07	1.08
Expenses after expense reductions	0.99	0.99	1.01	1.06	1.06
Net investment income (loss)	1.36	0.97	0.75	1.04	1.05
Portfolio turnover	19	17	19	19	27
Net assets at end of period (000 omitted)	$1,718,451	$1,563,018	$1,616,315	$1,141,479	$1,199,095
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$23.94	$28.40	$20.22	$22.18	$22.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.04	$(0.01)	$0.06	$0.06
Net realized and unrealized gain (loss)	2.82	(2.94)	8.20	(1.69)	0.50
Total from investment operations	$2.98	$(2.90)	$8.19	$(1.63)	$0.56
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.05)	$(0.01)	$(0.05)	$(0.00)(w)
From net realized gain	(1.04)	(1.51)	—	(0.28)	(1.05)
Total distributions declared to shareholders	$(1.17)	$(1.56)	$(0.01)	$(0.33)	$(1.05)
Net asset value, end of period (x)	$25.75	$23.94	$28.40	$20.22	$22.18
Total return (%) (r)(s)(t)(x)	12.39	(11.16)	40.52	(7.55)	3.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.75	1.75	1.77	1.81	1.83
Expenses after expense reductions	1.74	1.74	1.76	1.80	1.81
Net investment income (loss)	0.61	0.13	(0.04)	0.28	0.30
Portfolio turnover	19	17	19	19	27
Net assets at end of period (000 omitted)	$5,291	$7,309	$11,291	$10,677	$16,670

Class C	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$23.78	$28.24	$20.12	$22.09	$22.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.05	$(0.00)(w)	$0.06	$0.06
Net realized and unrealized gain (loss)	2.80	(2.93)	8.15	(1.69)	0.51
Total from investment operations	$2.96	$(2.88)	$8.15	$(1.63)	$0.57
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.07)	$(0.03)	$(0.06)	$—
From net realized gain	(1.04)	(1.51)	—	(0.28)	(1.05)
Total distributions declared to shareholders	$(1.21)	$(1.58)	$(0.03)	$(0.34)	$(1.05)
Net asset value, end of period (x)	$25.53	$23.78	$28.24	$20.12	$22.09
Total return (%) (r)(s)(t)(x)	12.39	(11.16)	40.55	(7.58)	3.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.75	1.75	1.77	1.81	1.83
Expenses after expense reductions	1.74	1.74	1.76	1.80	1.82
Net investment income (loss)	0.61	0.17	(0.02)	0.28	0.30
Portfolio turnover	19	17	19	19	27
Net assets at end of period (000 omitted)	$78,244	$85,829	$108,116	$87,086	$119,427
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$26.38	$31.13	$22.16	$24.27	$24.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.38	$0.30	$0.29	$0.30
Net realized and unrealized gain (loss)	3.09	(3.25)	8.93	(1.84)	0.54
Total from investment operations	$3.56	$(2.87)	$9.23	$(1.55)	$0.84
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.37)	$(0.26)	$(0.28)	$(0.24)
From net realized gain	(1.04)	(1.51)	—	(0.28)	(1.05)
Total distributions declared to shareholders	$(1.49)	$(1.88)	$(0.26)	$(0.56)	$(1.29)
Net asset value, end of period (x)	$28.45	$26.38	$31.13	$22.16	$24.27
Total return (%) (r)(s)(t)(x)	13.51	(10.23)	41.90	(6.64)	4.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.75	0.75	0.77	0.82	0.83
Expenses after expense reductions	0.74	0.74	0.76	0.81	0.82
Net investment income (loss)	1.61	1.25	1.03	1.28	1.31
Portfolio turnover	19	17	19	19	27
Net assets at end of period (000 omitted)	$3,647,260	$3,383,518	$3,056,701	$1,651,249	$1,772,356
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$23.28	$27.68	$19.74	$21.69	$22.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.05	$(0.00)(w)	$0.06	$0.06
Net realized and unrealized gain (loss)	2.73	(2.85)	7.98	(1.66)	0.49
Total from investment operations	$2.88	$(2.80)	$7.98	$(1.60)	$0.55
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.09)	$(0.04)	$(0.07)	$(0.03)
From net realized gain	(1.04)	(1.51)	—	(0.28)	(1.05)
Total distributions declared to shareholders	$(1.22)	$(1.60)	$(0.04)	$(0.35)	$(1.08)
Net asset value, end of period (x)	$24.94	$23.28	$27.68	$19.74	$21.69
Total return (%) (r)(s)(t)(x)	12.34	(11.11)	40.46	(7.56)	3.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.75	1.75	1.77	1.82	1.83
Expenses after expense reductions	1.74	1.74	1.76	1.80	1.82
Net investment income (loss)	0.60	0.19	(0.00)(w)	0.28	0.30
Portfolio turnover	19	17	19	19	27
Net assets at end of period (000 omitted)	$8,855	$11,824	$13,789	$10,476	$13,348

Class R2	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$24.92	$29.51	$21.01	$23.04	$23.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.19	$0.13	$0.17	$0.17
Net realized and unrealized gain (loss)	2.93	(3.06)	8.51	(1.75)	0.52
Total from investment operations	$3.23	$(2.87)	$8.64	$(1.58)	$0.69
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.21)	$(0.14)	$(0.17)	$(0.09)
From net realized gain	(1.04)	(1.51)	—	(0.28)	(1.05)
Total distributions declared to shareholders	$(1.34)	$(1.72)	$(0.14)	$(0.45)	$(1.14)
Net asset value, end of period (x)	$26.81	$24.92	$29.51	$21.01	$23.04
Total return (%) (r)(s)(t)(x)	12.95	(10.72)	41.24	(7.08)	3.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.25	1.25	1.27	1.32	1.33
Expenses after expense reductions	1.24	1.24	1.26	1.30	1.31
Net investment income (loss)	1.11	0.66	0.48	0.78	0.80
Portfolio turnover	19	17	19	19	27
Net assets at end of period (000 omitted)	$58,043	$64,335	$83,472	$66,086	$82,671
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$25.50	$30.15	$21.48	$23.54	$24.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.28	$0.21	$0.23	$0.23
Net realized and unrealized gain (loss)	2.99	(3.13)	8.67	(1.78)	0.53
Total from investment operations	$3.37	$(2.85)	$8.88	$(1.55)	$0.76
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.29)	$(0.21)	$(0.23)	$(0.18)
From net realized gain	(1.04)	(1.51)	—	(0.28)	(1.05)
Total distributions declared to shareholders	$(1.43)	$(1.80)	$(0.21)	$(0.51)	$(1.23)
Net asset value, end of period (x)	$27.44	$25.50	$30.15	$21.48	$23.54
Total return (%) (r)(s)(t)(x)	13.21	(10.46)	41.55	(6.85)	3.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.00	1.00	1.02	1.07	1.08
Expenses after expense reductions	0.99	0.99	1.01	1.06	1.07
Net investment income (loss)	1.35	0.96	0.75	1.04	1.05
Portfolio turnover	19	17	19	19	27
Net assets at end of period (000 omitted)	$718,313	$574,212	$606,828	$405,406	$405,908

Class R4	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$25.78	$30.47	$21.69	$23.77	$24.24
Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.36	$0.28	$0.28	$0.29
Net realized and unrealized gain (loss)	3.02	(3.18)	8.76	(1.79)	0.53
Total from investment operations	$3.48	$(2.82)	$9.04	$(1.51)	$0.82
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.36)	$(0.26)	$(0.29)	$(0.24)
From net realized gain	(1.04)	(1.51)	—	(0.28)	(1.05)
Total distributions declared to shareholders	$(1.49)	$(1.87)	$(0.26)	$(0.57)	$(1.29)
Net asset value, end of period (x)	$27.77	$25.78	$30.47	$21.69	$23.77
Total return (%) (r)(s)(t)(x)	13.51	(10.26)	41.92	(6.64)	4.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.75	0.75	0.77	0.82	0.83
Expenses after expense reductions	0.74	0.74	0.76	0.81	0.82
Net investment income (loss)	1.62	1.19	1.00	1.29	1.29
Portfolio turnover	19	17	19	19	27
Net assets at end of period (000 omitted)	$345,645	$533,949	$607,641	$437,597	$373,705
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$26.44	$31.20	$22.20	$24.31	$24.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.50	$0.40	$0.33	$0.32	$0.33
Net realized and unrealized gain (loss)	3.10	(3.25)	8.96	(1.84)	0.54
Total from investment operations	$3.60	$(2.85)	$9.29	$(1.52)	$0.87
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.40)	$(0.29)	$(0.31)	$(0.27)
From net realized gain	(1.04)	(1.51)	—	(0.28)	(1.05)
Total distributions declared to shareholders	$(1.53)	$(1.91)	$(0.29)	$(0.59)	$(1.32)
Net asset value, end of period (x)	$28.51	$26.44	$31.20	$22.20	$24.31
Total return (%) (r)(s)(t)(x)	13.61	(10.14)	42.14	(6.52)	4.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.63	0.63	0.64	0.68	0.68
Expenses after expense reductions	0.62	0.62	0.63	0.66	0.68
Net investment income (loss)	1.73	1.31	1.13	1.44	1.45
Portfolio turnover	19	17	19	19	27
Net assets at end of period (000 omitted)	$8,257,838	$7,498,359	$8,659,522	$6,048,320	$5,084,448

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Mid Cap Value Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60

Notes to Financial Statements  - continued
days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2023 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$14,315,010,484	$—	$—	$14,315,010,484
United Kingdom	109,047,468	—	—	109,047,468
Canada	79,679,805	—	—	79,679,805
Germany	—	64,613,481	—	64,613,481
Israel	60,583,357	—	—	60,583,357
Mutual Funds	276,221,838	—	—	276,221,838
Total	$14,840,542,952	$64,613,481	$—	$14,905,156,433
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from

Notes to Financial Statements  - continued
securities lending is separately reported in the Statement of Operations.  The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.  At September 30, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Notes to Financial Statements  - continued
Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/23	Year ended 9/30/22
Ordinary income (including any short-term capital gains)	$272,437,816	$329,136,352
Long-term capital gains	511,610,641	571,133,658
Total distributions	$784,048,457	$900,270,010
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/23
Cost of investments	$12,130,754,836
Gross appreciation	3,737,366,429
Gross depreciation	(962,964,832)
Net unrealized appreciation (depreciation)	$2,774,401,597
Undistributed ordinary income	161,428,318
Undistributed long-term capital gain	148,259,146
Other temporary differences	(20,596)
Total distributable earnings (loss)	$3,084,068,465
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective

Notes to Financial Statements  - continued
May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/23	Year ended 9/30/22
Class A	$87,214,524	$96,432,800
Class B	334,894	598,337
Class C	4,230,868	5,990,286
Class I	189,526,069	186,285,313
Class R1	622,469	786,024
Class R2	3,416,487	4,613,017
Class R3	34,689,929	35,510,416
Class R4	31,142,709	36,974,321
Class R6	432,870,508	532,361,947
Class 529A	—	634,419
Class 529B	—	8,727
Class 529C	—	74,403
Total	$784,048,457	$900,270,010
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $5 billion	0.65%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion and up to $20 billion	0.55%
In excess of $20 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until January 31, 2024. For the year ended September 30, 2023, this management fee reduction amounted to $1,969,569, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2023 was equivalent to an annual effective rate of 0.60% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $281,281 for the year ended September 30, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 4,426,862
Class B	0.75%	0.25%	1.00%	1.00%	68,426
Class C	0.75%	0.25%	1.00%	1.00%	896,855
Class R1	0.75%	0.25%	1.00%	1.00%	131,602
Class R2	0.25%	0.25%	0.50%	0.50%	349,732
Class R3	—	0.25%	0.25%	0.25%	1,784,068
Total Distribution and Service Fees					$7,657,545
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2023, this rebate amounted to $113, $21, and $151 for Class A, Class C, and Class R2 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2023, were as follows:
Amount
Class A	$40,764
Class B	1,415
Class C	4,723
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2023, the fee was $364,963, which equated to 0.0024% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing

Notes to Financial Statements  - continued
costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $8,744,712.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended September 30, 2023 was equivalent to an annual effective rate of 0.0041% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended September 30, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $2,651,120. The sales transactions resulted in net realized gains (losses) of $576,069.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2023, this reimbursement amounted to $459,121, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended September 30, 2023, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $2,806,052,676 and $2,895,470,451, respectively.

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/23		Year ended 9/30/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,523,590	$266,480,210	13,262,109	$397,668,703
Class B	5,315	136,481	14,456	408,282
Class C	449,869	11,749,454	654,393	18,492,710
Class I	34,514,986	996,295,378	57,862,646	1,784,249,282
Class R1	110,258	2,804,013	153,103	4,169,846
Class R2	498,908	13,612,275	624,891	18,183,127
Class R3	9,894,430	275,363,531	8,184,812	240,440,547
Class R4	3,054,469	86,199,483	5,984,537	180,219,192
Class R6	52,376,015	1,514,235,738	63,203,019	1,959,482,403
Class 529A	—	—	89,111	2,682,132
Class 529B	—	—	548	15,502
Class 529C	—	—	1,702	47,968
	110,427,840	$3,166,876,563	150,035,327	$4,606,059,694
Shares issued to shareholders in reinvestment of distributions
Class A	2,920,265	$80,745,336	2,880,701	$88,437,532
Class B	12,730	330,720	20,317	586,743
Class C	154,285	3,974,369	196,258	5,630,643
Class I	6,288,821	179,042,735	5,545,672	175,021,411
Class R1	24,740	622,469	27,992	786,024
Class R2	124,378	3,350,747	151,104	4,524,061
Class R3	1,260,535	34,689,929	1,161,599	35,510,092
Class R4	1,088,995	30,263,176	1,150,255	35,485,381
Class R6	13,669,604	389,720,411	15,220,378	480,963,955
Class 529A	—	—	20,806	626,890
Class 529B	—	—	314	8,727
Class 529C	—	—	2,666	74,342
	25,544,353	$722,739,892	26,378,062	$827,655,801

Notes to Financial Statements  - continued
	Year ended 9/30/23		Year ended 9/30/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(11,152,604)	$(312,433,995)	(8,494,822)	$(252,361,400)
Class B	(117,839)	(3,090,052)	(127,126)	(3,532,701)
Class C	(1,147,941)	(29,733,856)	(1,070,998)	(29,797,434)
Class I	(40,849,260)	(1,180,130,100)	(33,325,658)	(1,017,551,865)
Class R1	(287,947)	(7,284,469)	(171,211)	(4,659,529)
Class R2	(1,039,427)	(28,237,878)	(1,023,887)	(29,682,054)
Class R3	(7,496,314)	(207,528,175)	(6,954,151)	(207,995,396)
Class R4	(12,404,797)	(360,209,088)	(6,370,136)	(190,438,387)
Class R6	(60,040,888)	(1,734,123,700)	(72,402,278)	(2,199,726,317)
Class 529A	—	—	(461,957)	(12,889,784)
Class 529B	—	—	(5,327)	(147,283)
Class 529C	—	—	(53,470)	(1,482,629)
	(134,537,017)	$(3,862,771,313)	(130,461,021)	$(3,950,264,779)
Net change
Class A	1,291,251	$34,791,551	7,647,988	$233,744,835
Class B	(99,794)	(2,622,851)	(92,353)	(2,537,676)
Class C	(543,787)	(14,010,033)	(220,347)	(5,674,081)
Class I	(45,453)	(4,791,987)	30,082,660	941,718,828
Class R1	(152,949)	(3,857,987)	9,884	296,341
Class R2	(416,141)	(11,274,856)	(247,892)	(6,974,866)
Class R3	3,658,651	102,525,285	2,392,260	67,955,243
Class R4	(8,261,333)	(243,746,429)	764,656	25,266,186
Class R6	6,004,731	169,832,449	6,021,119	240,720,041
Class 529A	—	—	(352,040)	(9,580,762)
Class 529B	—	—	(4,465)	(123,054)
Class 529C	—	—	(49,102)	(1,360,319)
	1,435,176	$26,845,142	45,952,368	$1,483,450,716
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, and the MFS Aggressive Growth Allocation Fund, were the owners of record of approximately 4%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the Conservative Allocation Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Notes to Financial Statements  - continued
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2023, the fund’s commitment fee and interest expense were $78,691 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$296,114,977	$1,524,049,905	$1,543,918,326	$(46,623)	$21,905	$276,221,838

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$11,398,969	$—
(8) Redemptions In-Kind
On each of the dates listed below, the fund recorded a redemption in-kind of portfolio securities and cash. The redeeming shareholder generally received a pro rata share of the securities held by the fund. The distribution of such securities generated a realized

Notes to Financial Statements  - continued
gain for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
Redemption In-Kind Date	Portfolio Securities and Cash Amount	Realized Gain (Loss)
February 1, 2023	$239,560,333	$107,563,295
February 22, 2023	$12,309,710	$5,045,314
March 13, 2023	$22,755,391	$8,270,859
May 5, 2023	$22,122,592	$8,808,036
May 19, 2023	$46,656,586	$18,449,707

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Mid Cap Value Fund and the Board of Trustees of MFS Series Trust XI
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust XI (the “Trust”)), including the portfolio of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XI) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
November 14, 2023

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Richard Offen Kevin Schmitz Brooks Taylor

Board Review of Investment Advisory Agreement
MFS Mid Cap Value Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $5 billion, $10 billion and $20 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The

Board Review of Investment Advisory Agreement - continued
Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $577,650,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
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If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
September 30, 2023
MFS®  Blended Research®
Core Equity Fund
UNE-ANN

MFS® Blended Research®
Core Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	7.2%
Apple, Inc.	6.6%
Amazon.com, Inc.	3.1%
NVIDIA Corp.	2.9%
Alphabet, Inc., “C”	2.8%
Alphabet, Inc., “A”	2.7%
Adobe Systems, Inc.	2.3%
Johnson & Johnson	2.2%
Booking Holdings, Inc.	1.9%
JPMorgan Chase & Co.	1.9%
GICS equity sectors (g)
Information Technology	26.9%
Financials	13.3%
Health Care	13.2%
Consumer Discretionary	9.6%
Communication Services	8.9%
Industrials	7.5%
Consumer Staples	7.2%
Energy	4.2%
Utilities	3.2%
Real Estate	3.1%
Materials	1.6%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of September 30, 2023.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended September 30, 2023, Class A shares of the MFS Blended Research Core Equity Fund (fund) provided a total return of 22.17%, at net asset value. This compares with a return of 21.62% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth, although those effects have been limited thus far. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as focus turned to the country’s highly-indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the S&P 500 Index, security selection within both the consumer discretionary and utilities sectors contributed to performance. Within the consumer discretionary sector, the fund's overweight position in online travel company Booking Holdings supported relative returns as the company reported solid financial results with strong summer travel demand, positive commentary around forward bookings and room
2

Management Review - continued
nights trajectory, momentum in its alternative accommodation business, and more efficient marketing spending. Within the utilities sector, the fund’s holdings of electricity provider Vistra(b), and not owning shares of poor-peforming electricity provider NextEra Energy, helped relative results.
Individual stocks in other sectors that benefited relative returns included the fund's overweight positions in software company Adobe Systems, semiconductor chips and electronics engineering solutions provider Applied Materials, semiconductor company Lam Research, independent oil refiner Valero Energy, and technology company Alphabet. The stock price of Adobe Systems climbed as the company reported above-consensus financial performance driven by better-than-expected revenue growth and higher operating margins. Adobe Systems also benefited from the implementation of Generative AI (artificial intelligence) in Photoshop and the implications of its broader use within the company. The fund’s holdings of homebuilding material manufacturer Builders Firstsource(b), and the timing of the fund’s ownership in shares of network security solutions provider Palo Alto Networks, further strengthened relative returns.
Detractors from Performance
Stock selection within the information technology sector detracted from relative performance, led by the fund’s underweight position in computer graphics processor maker NVIDIA. The stock price of NVIDIA climbed as the company reported earnings per share results well above expectations, primarily driven by stronger-than-expected revenue growth within its data center, generative AI, and networking segments. The timing of the fund’s ownership in shares of broadband communications and networking services company Broadcom(h), and holdings of software development company Atlassian(b)(h) (Australia), also hurt relative results.
Stock selection within the communication services sector weakened relative returns, led by the timing of the fund’s ownership in shares of global marketing and communications company Omnicom Group. The stock price of Omnicom Group came under pressure as the company delivered organic revenue growth that missed market expectations as most geographies saw a revenue deceleration, mainly attributable to weakness within its technology and telecommunications sectors.
Elsewhere, the fund's overweight positions in weak-performing food processing company Archer Daniels Midland, biotechnology company Biogen, and diversified medical products maker Johnson & Johnson held back relative results. The  timing of the fund’s ownership in shares of real estate investment trust Extra Space Storage(h) and office and consumer paper products maker Kimberly-Clark, and holdings of natural gas services provider Cheniere Energy Partners(b)(h), also dampened relative performance.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on
3

Management Review - continued
market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 9/30/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 9/30/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	8/07/97	22.17%	9.14%	10.76%
B	8/11/97	21.29%	8.32%	9.93%
C	8/11/97	21.28%	8.33%	9.93%
I	1/14/94	22.48%	9.41%	11.03%
R1	9/02/08	21.28%	8.28%	9.91%
R2	9/02/08	21.89%	8.87%	10.48%
R3	9/02/08	22.21%	9.15%	10.76%
R4	9/02/08	22.49%	9.42%	11.04%
R6	6/01/12	22.64%	9.53%	11.16%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	21.62%	9.92%	11.91%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	15.14%	7.86%	10.10%
B With CDSC (Declining over six years from 4% to 0%) (v)	17.29%	8.04%	9.93%
C With CDSC (1% for 12 months) (v)	20.28%	8.33%	9.93%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
6

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
April 1, 2023 through September 30, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2023 through September 30, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/23	Ending Account Value 9/30/23	Expenses Paid During Period (p) 4/01/23-9/30/23
A	Actual	0.74%	$1,000.00	$1,073.79	$3.85
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
B	Actual	1.49%	$1,000.00	$1,069.90	$7.73
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
C	Actual	1.49%	$1,000.00	$1,069.89	$7.73
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
I	Actual	0.49%	$1,000.00	$1,075.25	$2.55
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R1	Actual	1.49%	$1,000.00	$1,069.73	$7.73
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
R2	Actual	0.99%	$1,000.00	$1,072.76	$5.14
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
R3	Actual	0.74%	$1,000.00	$1,074.09	$3.85
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R4	Actual	0.49%	$1,000.00	$1,075.17	$2.55
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R6	Actual	0.39%	$1,000.00	$1,075.81	$2.03
	Hypothetical (h)	0.39%	$1,000.00	$1,023.11	$1.98
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
9/30/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Aerospace & Defense – 1.6%
General Dynamics Corp.	61,817	$13,659,702
Honeywell International, Inc.	9,054	1,672,636
Textron, Inc.	17,898	1,398,550
		$16,730,888
Airlines – 0.6%
United Airlines Holdings, Inc. (a)	146,174	$6,183,160
Automotive – 1.4%
Aptiv PLC (a)	39,155	$3,860,292
LKQ Corp.	55,400	2,742,854
Tesla, Inc. (a)	35,837	8,967,134
		$15,570,280
Biotechnology – 1.0%
Biogen, Inc. (a)	39,110	$10,051,661
Gilead Sciences, Inc.	17,341	1,299,535
		$11,351,196
Broadcasting – 1.4%
Omnicom Group, Inc.	137,522	$10,242,638
Walt Disney Co. (a)	57,574	4,666,373
		$14,909,011
Brokerage & Asset Managers – 1.5%
Apollo Global Management, Inc.	37,236	$3,342,303
Bank of New York Mellon Corp.	278,249	11,867,320
Charles Schwab Corp.	25,788	1,415,761
		$16,625,384
Business Services – 1.7%
Accenture PLC, “A”	14,570	$4,474,592
Fiserv, Inc. (a)	27,529	3,109,676
Verisk Analytics, Inc., “A”	47,553	11,233,921
		$18,818,189
Chemicals – 0.1%
PPG Industries, Inc.	8,046	$1,044,371
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 11.4%
Adobe Systems, Inc. (a)	47,458	$24,198,834
Autodesk, Inc. (a)	8,046	1,664,798
Microsoft Corp.	245,001	77,359,066
Palo Alto Networks, Inc. (a)	60,584	14,203,313
Salesforce, Inc. (a)	26,589	5,391,717
		$122,817,728
Computer Software - Systems – 6.7%
Apple, Inc.	413,592	$70,811,086
Seagate Technology Holdings PLC	27,063	1,784,805
		$72,595,891
Consumer Products – 1.8%
Colgate-Palmolive Co.	86,772	$6,170,357
Kimberly-Clark Corp.	106,913	12,920,436
		$19,090,793
Consumer Services – 2.2%
Booking Holdings, Inc. (a)	6,763	$20,856,754
Expedia Group, Inc. (a)	26,498	2,731,149
		$23,587,903
Electrical Equipment – 0.4%
TE Connectivity Ltd.	36,956	$4,565,175
Electronics – 7.6%
Applied Materials, Inc.	105,172	$14,561,063
Corning, Inc.	117,727	3,587,142
Lam Research Corp.	25,638	16,069,129
NVIDIA Corp.	72,327	31,461,522
NXP Semiconductors N.V.	73,970	14,788,082
Texas Instruments, Inc.	6,555	1,042,311
		$81,509,249
Energy - Independent – 3.9%
EOG Resources, Inc.	25,362	$3,214,887
Marathon Petroleum Corp.	53,776	8,138,460
Phillips 66	131,656	15,818,468
Valero Energy Corp.	101,555	14,391,359
		$41,563,174
Energy - Integrated – 0.2%
Exxon Mobil Corp.	14,626	$1,719,725
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Engineering - Construction – 0.2%
EMCOR Group, Inc.	8,708	$1,832,076
Food & Beverages – 2.6%
Archer Daniels Midland Co.	193,922	$14,625,597
General Mills, Inc.	41,445	2,652,066
Mondelez International, Inc.	47,409	3,290,185
PepsiCo, Inc.	41,994	7,115,463
		$27,683,311
Forest & Paper Products – 1.0%
Weyerhaeuser Co., REIT	361,897	$11,095,762
Gaming & Lodging – 0.3%
Las Vegas Sands Corp.	80,931	$3,709,877
Health Maintenance Organizations – 2.2%
Cigna Group	57,104	$16,335,741
Humana, Inc.	9,761	4,748,922
UnitedHealth Group, Inc.	4,882	2,461,456
		$23,546,119
Insurance – 4.9%
Ameriprise Financial, Inc.	45,124	$14,876,480
Berkshire Hathaway, Inc., “B” (a)	17,595	6,163,528
Equitable Holdings, Inc.	254,136	7,214,921
Hartford Financial Services Group, Inc.	28,072	1,990,586
MetLife, Inc.	264,197	16,620,633
Voya Financial, Inc.	80,355	5,339,590
		$52,205,738
Internet – 7.5%
Alphabet, Inc., “A” (a)	220,040	$28,794,435
Alphabet, Inc., “C” (a)	230,132	30,342,904
Gartner, Inc. (a)	3,730	1,281,665
Meta Platforms, Inc., “A” (a)	66,076	19,836,676
		$80,255,680
Machinery & Tools – 1.7%
Eaton Corp. PLC	35,015	$7,467,999
Ingersoll Rand, Inc.	40,012	2,549,565
Timken Co.	67,472	4,958,517
Wabtec Corp.	28,436	3,021,894
		$17,997,975
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – 3.4%
Bank of America Corp.	168,184	$4,604,878
JPMorgan Chase & Co.	142,282	20,633,735
Wells Fargo & Co.	290,466	11,868,441
		$37,107,054
Medical & Health Technology & Services – 2.5%
Cardinal Health, Inc.	50,191	$4,357,582
IQVIA Holdings, Inc. (a)	14,789	2,909,736
McKesson Corp.	39,715	17,270,068
Veeva Systems, Inc. (a)	9,197	1,871,130
		$26,408,516
Medical Equipment – 1.2%
Abbott Laboratories	19,053	$1,845,283
Align Technology, Inc. (a)	23,873	7,288,904
Boston Scientific Corp. (a)	34,500	1,821,600
Medtronic PLC	20,143	1,578,406
		$12,534,193
Natural Gas - Distribution – 0.1%
UGI Corp.	44,113	$1,014,599
Network & Telecom – 1.3%
Equinix, Inc., REIT	16,127	$11,712,395
Motorola Solutions, Inc.	7,678	2,090,259
		$13,802,654
Oil Services – 0.1%
NOV, Inc.	57,410	$1,199,869
Other Banks & Diversified Financials – 3.2%
M&T Bank Corp.	51,266	$6,482,586
Mastercard, Inc., “A”	6,271	2,482,752
SLM Corp.	579,928	7,898,619
Visa, Inc., “A”	75,404	17,343,674
		$34,207,631
Pharmaceuticals – 6.3%
AbbVie, Inc.	32,949	$4,911,378
Eli Lilly & Co.	20,692	11,114,294
Johnson & Johnson	151,033	23,523,390
Merck & Co., Inc.	46,341	4,770,806
Organon & Co.	202,063	3,507,814
Pfizer, Inc.	280,737	9,312,046
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Vertex Pharmaceuticals, Inc. (a)	30,925	$10,753,859
		$67,893,587
Railroad & Shipping – 1.4%
CSX Corp.	474,543	$14,592,197
Real Estate – 0.9%
Brixmor Property Group, Inc., REIT	104,543	$2,172,404
Prologis, Inc., REIT	59,778	6,707,689
Simon Property Group, Inc., REIT	11,779	1,272,485
		$10,152,578
Specialty Chemicals – 1.5%
Chemours Co.	296,013	$8,303,165
Linde PLC	20,895	7,780,253
		$16,083,418
Specialty Stores – 8.4%
Amazon.com, Inc. (a)	258,044	$32,802,553
Builders FirstSource, Inc. (a)	98,187	12,223,300
Home Depot, Inc.	38,308	11,575,145
O'Reilly Automotive, Inc. (a)	17,138	15,576,043
Walmart Stores, Inc.	113,721	18,187,399
		$90,364,440
Telecommunications - Wireless – 0.2%
T-Mobile USA, Inc.	13,819	$1,935,351
Tobacco – 1.2%
Altria Group, Inc.	297,540	$12,511,557
Utilities - Electric Power – 3.1%
Edison International	113,787	$7,201,579
PG&E Corp. (a)	780,275	12,585,836
Vistra Corp.	400,166	13,277,508
		$33,064,923
Total Common Stocks (Identified Cost, $721,512,584)		$1,059,881,222
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 5.4% (v) (Identified Cost, $13,169,556)	13,168,571	$13,171,205

Other Assets, Less Liabilities – 0.1%		1,545,308
Net Assets – 100.0%		$1,074,597,735

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $13,171,205 and $1,059,881,222, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 9/30/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $721,512,584)	$1,059,881,222
Investments in affiliated issuers, at value (identified cost, $13,169,556)	13,171,205
Receivables for
Fund shares sold	1,831,060
Dividends	868,631
Receivable from investment adviser	43,539
Other assets	419
Total assets	$1,075,796,076
Liabilities
Payables for
Fund shares reacquired	$794,787
Payable to affiliates
Administrative services fee	1,350
Shareholder servicing costs	261,937
Distribution and service fees	9,006
Payable for independent Trustees' compensation	3,414
Accrued expenses and other liabilities	127,847
Total liabilities	$1,198,341
Net assets	$1,074,597,735
Net assets consist of
Paid-in capital	$703,188,546
Total distributable earnings (loss)	371,409,189
Net assets	$1,074,597,735
Shares of beneficial interest outstanding	36,701,620
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$225,682,883	7,791,914	$28.96
Class B	5,864,362	214,001	27.40
Class C	18,622,834	695,078	26.79
Class I	515,758,879	17,434,436	29.58
Class R1	1,484,559	54,975	27.00
Class R2	36,053,743	1,328,970	27.13
Class R3	36,792,843	1,275,486	28.85
Class R4	9,732,328	333,500	29.18
Class R6	224,605,304	7,573,260	29.66

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $30.73 [100 / 94.25 x $28.96]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 9/30/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$16,312,264
Dividends from affiliated issuers	427,916
Other	35,899
Foreign taxes withheld	(37,757)
Total investment income	$16,738,322
Expenses
Management fee	$4,139,342
Distribution and service fees	1,144,426
Shareholder servicing costs	934,718
Administrative services fee	161,226
Independent Trustees' compensation	19,465
Custodian fee	48,761
Shareholder communications	66,460
Audit and tax fees	65,262
Legal fees	5,401
Miscellaneous	190,441
Total expenses	$6,775,502
Reduction of expenses by investment adviser and distributor	(751,346)
Net expenses	$6,024,156
Net investment income (loss)	$10,714,166
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$39,893,368
Affiliated issuers	(4,803)
Net realized gain (loss)	$39,888,565
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$153,904,141
Affiliated issuers	1,029
Net unrealized gain (loss)	$153,905,170
Net realized and unrealized gain (loss)	$193,793,735
Change in net assets from operations	$204,507,901
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	9/30/23	9/30/22
Change in net assets
From operations
Net investment income (loss)	$10,714,166	$9,665,695
Net realized gain (loss)	39,888,565	75,268,087
Net unrealized gain (loss)	153,905,170	(224,323,367)
Change in net assets from operations	$204,507,901	$(139,389,585)
Total distributions to shareholders	$(84,303,357)	$(171,984,596)
Change in net assets from fund share transactions	$25,285,466	$91,952,199
Total change in net assets	$145,490,010	$(219,421,982)
Net assets
At beginning of period	929,107,725	1,148,529,707
At end of period	$1,074,597,735	$929,107,725
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$25.78	$34.76	$28.49	$26.52	$29.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.23	$0.24	$0.28	$0.33
Net realized and unrealized gain (loss)	5.26	(3.91)	8.10	3.08	(0.93)
Total from investment operations	$5.50	$(3.68)	$8.34	$3.36	$(0.60)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.22)	$(0.26)	$(0.38)	$(0.39)
From net realized gain	(2.05)	(5.08)	(1.81)	(1.01)	(2.28)
Total distributions declared to shareholders	$(2.32)	$(5.30)	$(2.07)	$(1.39)	$(2.67)
Net asset value, end of period (x)	$28.96	$25.78	$34.76	$28.49	$26.52
Total return (%) (r)(s)(t)(x)	22.17	(13.53)	30.69	12.88	(0.62)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.81	0.81	0.81	0.82	0.82
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.87	0.73	0.74	1.04	1.29
Portfolio turnover	48	43	57	63	53
Net assets at end of period (000 omitted)	$225,683	$182,294	$221,508	$243,181	$251,505
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$24.43	$33.22	$27.30	$25.47	$28.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.01)	$(0.00)(w)	$0.08	$0.13
Net realized and unrealized gain (loss)	4.98	(3.70)	7.76	2.94	(0.87)
Total from investment operations	$5.02	$(3.71)	$7.76	$3.02	$(0.74)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.03)	$(0.18)	$(0.19)
From net realized gain	(2.05)	(5.08)	(1.81)	(1.01)	(2.28)
Total distributions declared to shareholders	$(2.05)	$(5.08)	$(1.84)	$(1.19)	$(2.47)
Net asset value, end of period (x)	$27.40	$24.43	$33.22	$27.30	$25.47
Total return (%) (r)(s)(t)(x)	21.29	(14.20)	29.70	12.03	(1.33)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.56	1.56	1.55	1.57	1.57
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.15	(0.03)	(0.01)	0.29	0.54
Portfolio turnover	48	43	57	63	53
Net assets at end of period (000 omitted)	$5,864	$9,268	$15,538	$15,562	$18,064

Class C	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$23.94	$32.65	$26.85	$25.06	$28.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.01)	$(0.00)(w)	$0.07	$0.13
Net realized and unrealized gain (loss)	4.87	(3.62)	7.65	2.90	(0.88)
Total from investment operations	$4.91	$(3.63)	$7.65	$2.97	$(0.75)
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.04)	$(0.17)	$(0.18)
From net realized gain	(2.05)	(5.08)	(1.81)	(1.01)	(2.28)
Total distributions declared to shareholders	$(2.06)	$(5.08)	$(1.85)	$(1.18)	$(2.46)
Net asset value, end of period (x)	$26.79	$23.94	$32.65	$26.85	$25.06
Total return (%) (r)(s)(t)(x)	21.28	(14.20)	29.76	12.02	(1.37)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.56	1.56	1.55	1.57	1.57
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.14	(0.03)	(0.02)	0.29	0.54
Portfolio turnover	48	43	57	63	53
Net assets at end of period (000 omitted)	$18,623	$27,015	$45,369	$44,725	$53,788
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$26.29	$35.38	$28.96	$26.94	$30.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.31	$0.33	$0.35	$0.40
Net realized and unrealized gain (loss)	5.36	(3.98)	8.24	3.13	(0.94)
Total from investment operations	$5.68	$(3.67)	$8.57	$3.48	$(0.54)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.34)	$(0.45)	$(0.47)
From net realized gain	(2.05)	(5.08)	(1.81)	(1.01)	(2.28)
Total distributions declared to shareholders	$(2.39)	$(5.42)	$(2.15)	$(1.46)	$(2.75)
Net asset value, end of period (x)	$29.58	$26.29	$35.38	$28.96	$26.94
Total return (%) (r)(s)(t)(x)	22.48	(13.31)	31.03	13.15	(0.39)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.56	0.56	0.56	0.57	0.57
Expenses after expense reductions	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	1.12	0.98	0.99	1.29	1.52
Portfolio turnover	48	43	57	63	53
Net assets at end of period (000 omitted)	$515,759	$449,442	$533,711	$465,900	$392,729

Class R1	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$24.17	$32.92	$27.10	$25.18	$28.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.01)	$(0.00)(w)	$0.13	$0.13
Net realized and unrealized gain (loss)	4.93	(3.66)	7.71	2.80	(0.87)
Total from investment operations	$4.96	$(3.67)	$7.71	$2.93	$(0.74)
Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$(0.08)	$—	$(0.19)
From net realized gain	(2.05)	(5.08)	(1.81)	(1.01)	(2.28)
Total distributions declared to shareholders	$(2.13)	$(5.08)	$(1.89)	$(1.01)	$(2.47)
Net asset value, end of period (x)	$27.00	$24.17	$32.92	$27.10	$25.18
Total return (%) (r)(s)(t)(x)	21.28	(14.20)	29.76	11.79	(1.33)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.56	1.56	1.55	1.58	1.57
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.12	(0.02)	(0.01)	0.49	0.54
Portfolio turnover	48	43	57	63	53
Net assets at end of period (000 omitted)	$1,485	$1,159	$1,333	$1,084	$10,895
See Notes to Financial Statements
22

Financial Highlights – continued
Class R2	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$24.27	$33.02	$27.16	$25.32	$28.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.14	$0.15	$0.20	$0.26
Net realized and unrealized gain (loss)	4.94	(3.66)	7.70	2.94	(0.90)
Total from investment operations	$5.10	$(3.52)	$7.85	$3.14	$(0.64)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.15)	$(0.18)	$(0.29)	$(0.34)
From net realized gain	(2.05)	(5.08)	(1.81)	(1.01)	(2.28)
Total distributions declared to shareholders	$(2.24)	$(5.23)	$(1.99)	$(1.30)	$(2.62)
Net asset value, end of period (x)	$27.13	$24.27	$33.02	$27.16	$25.32
Total return (%) (r)(s)(t)(x)	21.89	(13.74)	30.33	12.60	(0.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.06	1.06	1.05	1.07	1.07
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	0.62	0.47	0.49	0.79	1.04
Portfolio turnover	48	43	57	63	53
Net assets at end of period (000 omitted)	$36,054	$34,446	$48,557	$45,533	$52,605

Class R3	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$25.68	$34.66	$28.40	$26.44	$29.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.23	$0.24	$0.28	$0.33
Net realized and unrealized gain (loss)	5.24	(3.89)	8.08	3.06	(0.92)
Total from investment operations	$5.48	$(3.66)	$8.32	$3.34	$(0.59)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.24)	$(0.25)	$(0.37)	$(0.38)
From net realized gain	(2.05)	(5.08)	(1.81)	(1.01)	(2.28)
Total distributions declared to shareholders	$(2.31)	$(5.32)	$(2.06)	$(1.38)	$(2.66)
Net asset value, end of period (x)	$28.85	$25.68	$34.66	$28.40	$26.44
Total return (%) (r)(s)(t)(x)	22.21	(13.53)	30.71	12.84	(0.60)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.81	0.81	0.81	0.82	0.82
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.88	0.73	0.73	1.05	1.28
Portfolio turnover	48	43	57	63	53
Net assets at end of period (000 omitted)	$36,793	$38,202	$50,589	$59,630	$77,311
See Notes to Financial Statements
23

Financial Highlights – continued
Class R4	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$25.96	$34.99	$28.65	$26.66	$29.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.30	$0.32	$0.35	$0.40
Net realized and unrealized gain (loss)	5.30	(3.93)	8.16	3.09	(0.95)
Total from investment operations	$5.61	$(3.63)	$8.48	$3.44	$(0.55)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.32)	$(0.33)	$(0.44)	$(0.47)
From net realized gain	(2.05)	(5.08)	(1.81)	(1.01)	(2.28)
Total distributions declared to shareholders	$(2.39)	$(5.40)	$(2.14)	$(1.45)	$(2.75)
Net asset value, end of period (x)	$29.18	$25.96	$34.99	$28.65	$26.66
Total return (%) (r)(s)(t)(x)	22.49	(13.33)	31.06	13.15	(0.39)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.56	0.56	0.56	0.57	0.57
Expenses after expense reductions	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	1.12	0.97	0.99	1.28	1.54
Portfolio turnover	48	43	57	63	53
Net assets at end of period (000 omitted)	$9,732	$7,219	$12,391	$16,640	$23,253

Class R6	Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$26.35	$35.45	$29.02	$26.99	$30.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.34	$0.36	$0.38	$0.43
Net realized and unrealized gain (loss)	5.38	(3.99)	8.24	3.14	(0.94)
Total from investment operations	$5.73	$(3.65)	$8.60	$3.52	$(0.51)
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.37)	$(0.36)	$(0.48)	$(0.51)
From net realized gain	(2.05)	(5.08)	(1.81)	(1.01)	(2.28)
Total distributions declared to shareholders	$(2.42)	$(5.45)	$(2.17)	$(1.49)	$(2.79)
Net asset value, end of period (x)	$29.66	$26.35	$35.45	$29.02	$26.99
Total return (%) (r)(s)(t)(x)	22.64	(13.22)	31.13	13.28	(0.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.46	0.46	0.45	0.46	0.46
Expenses after expense reductions	0.39	0.39	0.39	0.38	0.38
Net investment income (loss)	1.22	1.08	1.09	1.40	1.64
Portfolio turnover	48	43	57	63	53
Net assets at end of period (000 omitted)	$224,605	$180,063	$219,533	$180,306	$171,658

See Notes to Financial Statements
24

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Core Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a
26

Notes to Financial Statements  - continued
third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2023 in valuing the fund's assets and liabilities:
27

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,059,881,222	$—	$—	$1,059,881,222
Mutual Funds	13,171,205	—	—	13,171,205
Total	$1,073,052,427	$—	$—	$1,073,052,427
For further information regarding security characteristics, see the Portfolio of Investments.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net
28

Notes to Financial Statements  - continued
asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 9/30/23	Year ended 9/30/22
Ordinary income (including any short-term capital gains)	$11,000,970	$55,927,177
Long-term capital gains	73,302,387	116,057,419
Total distributions	$84,303,357	$171,984,596
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 9/30/23
Cost of investments	$737,901,862
Gross appreciation	364,381,334
Gross depreciation	(29,230,769)
Net unrealized appreciation (depreciation)	$335,150,565
Undistributed ordinary income	6,247,130
Undistributed long-term capital gain	30,011,494
Total distributable earnings (loss)	$371,409,189
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
29

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 9/30/23	Year ended 9/30/22
Class A	$16,347,473	$33,423,401
Class B	710,934	2,234,558
Class C	2,156,249	6,661,137
Class I	40,443,381	80,514,448
Class R1	103,323	199,693
Class R2	3,113,174	7,300,378
Class R3	3,306,361	7,378,223
Class R4	670,757	1,603,043
Class R6	17,451,705	32,669,715
Total	$84,303,357	$171,984,596
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until January 31, 2024. For the year ended September 30, 2023, this management fee reduction amounted to $133,130, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2023 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.41%
30

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2025. For the year ended September 30, 2023, this reduction amounted to $618,132, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $31,457 for the year ended September 30, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 528,642
Class B	0.75%	0.25%	1.00%	1.00%	79,725
Class C	0.75%	0.25%	1.00%	1.00%	240,620
Class R1	0.75%	0.25%	1.00%	1.00%	13,860
Class R2	0.25%	0.25%	0.50%	0.50%	182,667
Class R3	—	0.25%	0.25%	0.25%	98,912
Total Distribution and Service Fees					$1,144,426
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended September 30, 2023, this rebate amounted to $9, $4, and $71 for Class A, Class C, and Class R3 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
31

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2023, were as follows:
Amount
Class A	$446
Class B	1,579
Class C	459
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended September 30, 2023, the fee was $44,938, which equated to 0.0043% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $889,780.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended September 30, 2023 was equivalent to an annual effective rate of 0.0155% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2023, this reimbursement amounted to $35,596, which is included in “Other” income in the Statement of Operations.
32

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended September 30, 2023, purchases and sales of investments, other than short-term obligations, aggregated $492,485,322 and $547,604,971, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 9/30/23		Year ended 9/30/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,112,013	$30,752,637	990,399	$30,081,119
Class B	3,501	91,961	6,688	202,936
Class C	56,289	1,465,378	42,186	1,213,794
Class I	4,407,724	125,777,783	3,516,308	109,656,456
Class R1	9,237	237,434	5,777	167,334
Class R2	172,455	4,515,896	193,336	5,789,614
Class R3	273,681	7,597,193	312,403	9,584,825
Class R4	71,096	2,081,221	40,101	1,258,205
Class R6	1,731,032	48,471,578	812,356	24,679,550
	7,837,028	$220,991,081	5,919,554	$182,633,833
Shares issued to shareholders in reinvestment of distributions
Class A	564,362	$14,944,317	936,278	$29,904,719
Class B	28,062	707,447	71,839	2,188,229
Class C	86,514	2,131,696	221,632	6,613,497
Class I	1,479,412	39,929,339	2,442,390	79,402,101
Class R1	4,160	103,323	6,628	199,693
Class R2	125,279	3,113,173	242,296	7,300,378
Class R3	125,383	3,306,361	231,874	7,378,223
Class R4	25,188	670,757	49,939	1,603,043
Class R6	627,419	16,965,409	971,665	31,637,404
	3,065,779	$81,871,822	5,174,541	$166,227,287
33

Notes to Financial Statements  - continued
	Year ended 9/30/23		Year ended 9/30/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(956,321)	$(26,522,783)	(1,227,486)	$(37,845,712)
Class B	(196,884)	(5,174,613)	(166,955)	(4,919,117)
Class C	(576,121)	(14,817,985)	(525,182)	(15,114,557)
Class I	(5,549,951)	(158,267,840)	(3,946,382)	(125,810,643)
Class R1	(6,355)	(165,339)	(4,975)	(149,216)
Class R2	(388,095)	(9,969,690)	(486,651)	(14,665,225)
Class R3	(611,337)	(17,022,971)	(516,141)	(16,379,379)
Class R4	(40,875)	(1,180,915)	(166,115)	(5,437,774)
Class R6	(1,618,701)	(44,455,301)	(1,142,623)	(36,587,298)
	(9,944,640)	$(277,577,437)	(8,182,510)	$(256,908,921)
Net change
Class A	720,054	$19,174,171	699,191	$22,140,126
Class B	(165,321)	(4,375,205)	(88,428)	(2,527,952)
Class C	(433,318)	(11,220,911)	(261,364)	(7,287,266)
Class I	337,185	7,439,282	2,012,316	63,247,914
Class R1	7,042	175,418	7,430	217,811
Class R2	(90,361)	(2,340,621)	(51,019)	(1,575,233)
Class R3	(212,273)	(6,119,417)	28,136	583,669
Class R4	55,409	1,571,063	(76,075)	(2,576,526)
Class R6	739,750	20,981,686	641,398	19,729,656
	958,167	$25,285,466	2,911,585	$91,952,199
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2055 Fund were each the owners of record of approximately 3%, 2%, 2%, 2%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime 2065 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks
34

Notes to Financial Statements  - continued
under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2023, the fund’s commitment fee and interest expense were $5,143 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,208,959	$115,365,909	$108,399,889	$(4,803)	$1,029	$13,171,205

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$427,916	$—
35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Fund (the “Fund”), including the portfolio of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
 Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
36

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
37

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of November 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
38

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
39

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
40

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
41

Board Review of Investment Advisory Agreement
MFS Blended Research Core Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
42

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 2nd quintile for each of the one- and three- year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
43

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds' complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund's shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services
44

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
45

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $83,041,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
46

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
47

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
49

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended September 30, 2023 and 2022, audit fees billed to each Fund by Deloitte and E&Y were as follows:

Fees billed by Deloitte:		Audit Fees
	2023	2022
MFS Blended Research Core Equity Fund	54,259	50,208

Fees billed by E&Y:		Audit Fees
	2023	2022
MFS Mid Cap Value Fund	33,683	31,191

For the fiscal years ended September 30, 2023 and 2022, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS Blended Research	0	0	0	400	0	0
Core Equity Fund

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Blended	0	0	0	0	0	3,790
Research Core Equity Fund*

Fees Billed by Deloitte			Aggregate Fees for Non-audit Services
			2023		2022
To MFS Blended Research Core Equity Fund,
MFS and MFS Related Entities#			0		4,190

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2023	2022	2023	2022	2023	2022
To MFS Mid Cap Value Fund	0	0	636	632	0	2,260

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Mid Cap	0	662,511	0	0	3,600	111,415
Value Fund*

Fees billed by E&Y:			Aggregate Fees for Non-audit Services
			2023		2022
To MFS Mid Cap Value Fund, MFS and			228,986		887,248
MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a- 1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: November 14, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: November 14, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: November 14, 2023

* Print name and title of each signing officer under his or her signature.